VIZACOM INC.

                 OUTSIDE DIRECTOR AND ADVISOR STOCK OPTION PLAN
                       (As amended through July 14, 1999)

     1.  Purpose.  Vizacom Inc. (the  "Company")  hereby adopts the Visicom Inc.
Outside Director and Advisor Stock Option Plan (the "Plan"). The Plan is intended to recognize the contributions made to the Company by the non-employee members of the Board of Directors and Board of Advisors of the Company or an Affiliate (as defined below), to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of options to purchase the Company's Common Stock, par value $.001 per share (the "Common Stock").


     2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

               (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code.

               (b) "Board of Directors" or "Board" means the Board of Directors or the Board of Advisors of the Company.

               (c)  "Change in  Control"  shall have the meaning as set forth in
     Section 9 of the Plan.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" shall have the meaning set forth in Section 3 of the Plan.

               (f) "Company" means Vizacom Inc., a Delaware corporation.

          (g) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

          (h) "Fair Market Value" shall have the meaning set forth in Subsection 8(c) of the Plan.

               (i) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.

               (j) "Option" means a Non-qualified Stock Option granted under the Plan.

               (k) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

               (l) "Option Document" means the document described in Section 8 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.

               (m) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(c) of the Plan.

               (n) "Outside Director" means a member of the Board of Directors or the Board of Advisors of the Company who is not an employee of the Company or an Affiliate.


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               (o)  "Rule  16b-3"  means  Rule  16b-3   promulgated   under  the
     Securities Exchange Act of 1934, as amended.

               (p) "Shares" means the shares of Common Stock of the Company which are the subject of Options.


     3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company; however, the Board of Directors may designate a committee composed of two or more of its Directors to operate and administer the Plan in its stead.

               (a) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

               (b) Administration. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final, binding and conclusive.

               (c) Exculpation. No member of the Board of Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Subsection 3(c) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

               (d) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.


     4. Grants under the Plan. Grants under the Plan may only be in the form of a Non-qualified Stock Option.


     5. Eligibility. All Outside Directors shall be eligible to receive Options hereunder. The Committee, in its sole discretion, shall determine whether an individual is eligible to receive Options under the Plan.


     6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is 750,000, subject to adjustment as provided in Section 10 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, the Shares for which the Option was not exercised may again be the subject of one or more Options granted pursuant to the Plan.


     7. Term of the Plan. The Plan is effective as of August 2, 1995, the date on which it was adopted by the Board of Directors, subject to the approval of the Plan on or before December 31, 1995 by a majority of the votes cast at a duly called meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting. If the Plan is not so approved on or before

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

December 31, 1995, all Options granted under the Plan shall be null and void. No Option may be granted under the Plan after December 31, 2005.


     8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

               (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option on the terms and subject to the conditions and restrictions of the Plan.

               (b) Timing of Grants; Number of Shares Subject of Options. Each Outside Director shall be granted, on the earlier of (i) August 1, 1995 or
     (ii) his or her becoming an Outside Director, an Option to purchase twenty five thousand (25,000) Shares. Thereafter, each Outside Director shall be granted annually, commencing on the first day of August, 1996 and on the first day of each August thereafter, an Option to purchase ten thousand (10,000) Shares; provided that if at the time of any grant of Options the number of Shares reserved for issuance under this Plan is less than the number of Shares underlying the Options to be granted pursuant to the terms hereof, then the number of Options granted to each director shall be reduced proportionately.

               (c) Option Price. Each Option Document shall state the Option Price, which shall be equal to the Fair Market Value of the Shares on the date the Option is granted. "Fair Market Value" shall mean: (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on The Nasdaq Stock Market ("Nasdaq"), the last sale price, in the case of the Common Stock being listed on The Nasdaq National Market or The Nasdaq SmallCap Market, for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale or bid price, as the case may be, for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") or similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if bid and asked prices for the Common Stock are not furnished by the NASD or a similar organization, the value established in good faith by the Committee in the Committee's sole discretion.

               (d) Exercise. Each Option shall be exercisable on the date of grant to the extent of not more than thirty-three and one-third percent (33-1/3%) of the Shares granted. After the expiration of one (1) year from the date of grant, the Option may be exercised to the extent of not more than sixty-six and two-thirds percent (66-2/3%) of the Shares granted, and after the expiration of two (2) years from the date of grant, the Option may be exercised to the extent of not more than one hundred percent (100%) of the shares granted. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and payment in full of the Option Price for the shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration

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

     provisions of the Act), (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel acceptable to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or
     (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this Subsection 8(d) has occurred.

               (e) Medium of Payment. An Optionee shall pay for Shares (i) in cash, (ii) by certified or cashier's check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Without limiting the foregoing, the Committee may provide an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent
     (i) the Shares in respect of which payment is made, and (ii) such excess number of shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

               (f) Termination of Options. All Options granted pursuant to this Plan shall be exercisable until the first to occur of the following:

                    (i)     Expiration of ten (10) years from the date of grant;

                    (ii) Expiration of three months from the date on which the Optionee's service as an Outside Director terminates for any reason other than Disability or death; provided, however, that the Committee, in its sole discretion, shall have the authority to extend the expiration date of any or all outstanding Options held by an Optionee whose service as an Outside Director terminates for any reason other than Disability or death beyond such three month period, but in no event shall such extension of the expiration date of an Option be to a date beyond the tenth anniversary of the grant of such Option; or

                    (iii)   Expiration   of   one   year   from   the  date  the
          Optionee's service with Company as an Outside Director terminates due to the Optionee's Disability or death.

               (g)   Transfers.   No  option  granted  under  the  Plan  may  be
     transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by such person. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections

     401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

               (h) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

               (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Section 9 of the Plan, as applicable.


     9. Change in Control. In the event of a Change in Control, the Committee may take whatever action it deems necessary or desirable with respect to the Options outstanding, including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees. In addition to the foregoing, in the event of a Change in Control, Options granted pursuant to the Plan shall become immediately exercisable in full.

     A "Change in Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors, if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and if applicable voting securities) is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or (iv) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended) other than (A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (B) any person who, on the date the Plan is effective, shall have been the beneficial owner of or have voting control over shares of Common Stock of the Company, possessing more than ten percent (10%) of the aggregate voting power of the Company's Common Stock shall have become the beneficial owner of, or shall have obtained voting control over, more than ten percent (10%) of the outstanding shares of the Company's Common Stock, or (v) the first day after the date this Plan is effective when directors are elected such that a majority of the Board of Directors shall have been members of the Board of Directors for less than two (2) years, unless the nomination for election of each new director who was not a director at the beginning of such two (2) year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.


     10. Adjustments on Changes in Capitalization. The aggregate number of Shares and class of Shares as to which Options may be granted hereunder, the number and class or classes of Shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

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

     11. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable. The provisions of the Plan relating to (i) which directors shall be granted Options pursuant to Section 8; (ii) the amount of Shares subject to Options granted pursuant to Section 8; (iii) the price at which Shares subject to Options granted pursuant to Section 8 may be purchased; and (iv) the timing of grants of Options pursuant to Section 8, shall not be amended more than once every six (6) months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended. No amendment to the Plan shall adversely affect any outstanding Option, however, without the consent of the Optionee that holds such Option.


     12. No Commitment to Retain. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee as a member of the Company's Board of Directors or in any other capacity.


     13. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.


     14. Interpretation. The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan, or any provisions of any Option granted pursuant to the Plan, would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law.

                                      -6-